EXHIBIT 10.1

                       NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT ("AGREEMENT") is dated as of April 23, 2002, by and among BestNet Communications Corp., a Nevada corporation (the "COMPANY"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on SCHEDULE I attached to this Agreement (each individually an "Investor" and collectively the "INVESTORS").

                                  WITNESSETH:

     WHEREAS,  the Company desires to sell and issue to the Investors  listed on
SCHEDULE I, and the Investors listed on SCHEDULE I desire to purchase from the Company, up to an aggregate of $800,000 (in one or more promissory notes) in the original principal amount of its 8% Senior Secured Convertible Promissory Notes, in the identical form and substance of EXHIBIT A attached hereto, on the terms and conditions set forth herein (the "NOTES"), to bear interest (computed on the basis of a 360-day year and actual days elapsed) from the date of issuance at the rate of eight percent (8%) per annum payable monthly (as defined below);

     WHEREAS, Notes will be secured by all of the Company's assets, which security interest shall be evidenced by a Security Agreement (the "SECURITY AGREEMENT"), in substantially the form and substance of EXHIBIT B attached hereto;

     WHEREAS, each Investor listed on SCHEDULE I will also receive five-year warrants (the "INVESTOR WARRANTS"), in substantially the form and substance of EXHIBIT C attached hereto, to purchase such Investor's pro rata share of 1,000,000 shares of common stock, par value $.001 per share, of the Company as more specifically set forth opposite each Investor's name on SCHEDULE I (the "WARRANT SHARES"); and

     WHEREAS, the per share exercise price of the Purchase Warrants shall be $0.50.

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                                   Ex. 10.1-1

     "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

     "Holder"   and   "Holders"   shall   include  an  Investor  or   Investors,
respectively, and any transferee of the Notes, the Warrants or the Underlying Shares which have been transferred in compliance thereof.

     "Maturity Date" shall mean the 185th day following the Closing Date, the date upon which the Notes mature and the principal thereof becomes due and payable.

     "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

     "Securities" shall mean the Notes, the Warrants and the ESI Warrants.

     "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE I

                   PURCHASE AND SALE OF THE STOCK AND WARRANTS

     Section 1.1 PURCHASE AND SALE.

          (a) Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on SCHEDULE I severally, and each Investor listed on SCHEDULE I severally shall purchase from the Company, the aggregate principal amount of Notes and the number of Investor Warrants indicated next to such Investor's name on SCHEDULE I attached hereto.

          (b) In consideration for its services in connection with the transactions contemplated by this Agreement, the Company shall (i) pay Equity Securities Incorporated ("ESI") a cash payment equal to three percent (3%) of the aggregate principal amount of the Notes sold hereunder (the "CASH PAYMENT"), and (ii) a Warrant to purchase 100,000 Warrant Shares at a per share exercise price of $0.50, in identical form and substance of EXHIBIT A (the "ESI WARRANTS").

     Section 1.2 PURCHASE PRICE. The purchase price for the Notes shall be 100% of the principal amount thereof (the "NOTE PURCHASE PRICE"). Each Investor listed on SCHEDULE I will also receive Warrants to purchase their pro rata share of the Warrant Shares.

     Section 1.3 THE CLOSING.

          (a) The closing of the purchase and sale of the Notes and Investor Warrants and the payment of the Cash Payment and issuance of the ESI Warrants (the "CLOSING"), shall take place by facsimile transmission of signature pages to each of the documents contemplated by this Agreement, following acceptance by the Company of subscriptions for Notes, which acceptance shall not occur until the conditions set forth in Article V hereof shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "CLOSING DATE."

                                   Ex. 10.1-2

          (b) On the Closing Date, the Company shall deliver to each Investor the Security Agreement, the Notes and corresponding Investor Warrants purchased hereunder by such Investor registered in the name of such Investor, and such Investor shall deliver to the Company the purchase price for the Warrants and Notes purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing not less than two (2) business days prior to the Closing Date by the Company. Upon the occurrence of the foregoing events, the Company shall forthwith pay the Cash Payment and issue the ESI Warrants to ESI In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

          (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Except for the Company's subsidiaries disclosed in its Form 10-KSB for the fiscal year ended August 31, 2001 or its subsequently filed Form 10-QSBs (the "COMPANY SEC FILINGS"), there are no other corporations or other entities (including partnerships, limited liability companies and joint ventures) in which the Company directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity. The Company has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

          (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Security Agreement and to issue the Securities in accordance with the terms hereof, the terms of the Notes and the terms of the Investor Warrants, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Notes, the Investor Warrants and the ESI Warrants in accordance with the

                                   Ex. 10.1-3
terms of this Agreement and the shares of Common Stock underlying the Investor Warrants and the ESI Warrants (the "UNDERLYING SHARES"), have been duly authorized by all necessary action, and no further consent or authorization of the Company is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) each of this Agreement, the Notes and the Investor Warrants and the ESI Warrants constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

          (c) CAPITALIZATION. SCHEDULE 2.1(C) sets forth the outstanding capital stock of the Company. The issued and outstanding shares of capital stock of the Company have been validly issued and are fully paid and non-assessable. Except as set forth on SCHEDULE 2.1(C), there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any ownership interest in the Company.

          (d) ISSUANCE OF NOTES, INVESTOR WARRANTS AND ESI WARRANTS. The Notes, Investor Warrants and ESI Warrants ( the Investor Warrants and ESI Warrants are sometimes collectively referred to herein as the "WARRANTS") are duly authorized and the Underlying Shares will be, as of the Closing Date, reserved for issuance and, upon exercise in accordance with terms of the Warrants, the Underlying Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement, the Security Agreement, the Notes and the Investor Warrants and the ESI Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the organizational documents, as amended, of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company. The business of the Company has not been, is not now being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Security Agreement, the Notes, the Investor Warrants or the ESI Warrants or issue and sell the Notes or such Warrants in accordance with the terms hereof, the Underlying Shares issuable upon exercise of the Warrants, provided that, for purposes of the representation made in this

                                   Ex. 10.1-4
sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

          (f) NO MATERIAL ADVERSE CHANGE. Since February 28, 2002, the date through which the most recent unaudited financial statements (the "FINANCIAL
STATEMENTS") of the Company have been prepared, a copy of which is attached hereto as SCHEDULE 2.1(F), no event which, individually or in the aggregate, when considered with any other event, had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company, except as otherwise disclosed or reflected in Financial Statements, and as otherwise provided to the Investors prior to the date hereof.

          (g) NO UNDISCLOSED LIABILITIES. Except as set forth on SCHEDULE 2.1(G) or in the SEC Filings, the Company does not have any liabilities or obligations not disclosed in the Financial Statements, other than those liabilities incurred in the ordinary course of its respective business since February 28, 2002, or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company.

          (h) NO GENERAL SOLICITATION. Neither the Company nor, to the Company's knowledge, any of its affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

          (i) INTELLECTUAL PROPERTY. Except as set forth on SCHEDULE 2.1(I) or in the SEC Filings, the Company owns, or has legal and valid rights by license, lease, or other agreement to use, all trademarks, trade names, service marks, Internet domain names, logos, assumed names, copyrights, patents, trade secrets, software, databases and names, likenesses and other information concerning real persons, and all registrations and applications therefor (collectively, the "INTELLECTUAL PROPERTY RIGHTS") which are used or are needed to conduct its business as it is now being conducted or as proposed to be conducted. The Company has no reason to believe that the Intellectual Property Rights owned or used by the Company are invalid or unenforceable or that the use of such Intellectual Property Rights by the Company infringes upon or conflicts with any right of any third party, and the Company has no knowledge of a basis for such claim or has received notice of any such infringement or conflict. All registrations and applications for material Intellectual Property Rights owned by the Company are valid and subsisting, and standing in the record ownership of the Company. There are no settlements, consents, agreements to forebear or other similar agreements or arrangements to which the Company is bound which materially affects its rights to own, use or enforce any Intellectual Property Rights.

          (j) NO LITIGATION. Except as set forth on SCHEDULE 2.1(J) or in the SEC Filings, no litigation or claim (including those for unpaid taxes) against the Company is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company, or would materially adversely effect the transactions contemplated hereby.

          (k) BROKERS. Except for consideration due to ESI as set forth under this Agreement, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments

                                   Ex. 10.1-5
by the Company relating to this Agreement or the transactions contemplated hereby or thereby.

     Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

          (a) AUTHORIZATION; ENFORCEMENT. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter into and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (b) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

          (c) INVESTMENT REPRESENTATION. Such Investor is purchasing the securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. With respect to the purchase of the securities pursuant to this Agreement, Investor is not acting as an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act. Such Investor has no present intention to sell the securities purchased hereunder and such Investor has no present arrangement (whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

          (d) ACCREDITED INVESTOR. Such Investor is an "ACCREDITED INVESTOR" as defined in Rule 501 promulgated under the Act. The Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the securities purchased hereunder and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder.

                                   Ex. 10.1-6

          (e) RULE 144. Such Investor understands that there is no public trading market for the Notes or the Warrants, that none is expected to develop, and that the Notes and the Warrants must be held indefinitely unless such securities are registered under the Act or an exemption from registration is available. Such Investor understands that any Underlying Shares issued upon exercise of the Warrants must be held indefinitely unless such securities are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

          (f) BROKERS. Except for consideration due to ESI from the Company, such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

          (g) RELIANCE BY THE COMPANY. Such Investor understands that the Notes and Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

          (h) NO ASSURANCES OF ADDITIONAL FINANCING. Such Investor understands and acknowledges that no assurance can be made that the Company will be able to complete an additional Company Financing or an initial public offering, or that the Company will ever consummate any merger, consolidation or other business combination with any third party, whether now existing or hereafter formed.

                                   ARTICLE III

                                    COVENANTS

     Section 3.1 CERTIFICATES ON CONVERSION OR EXERCISE. Upon (i) the exercise of any Warrants in accordance with the terms of the Warrants, the Company shall issue and deliver to such Investor (or the then holder) within five (5) business days of the exercise date, (x) a Certificate or Certificates representing the Underlying Shares issuable upon exercise, and (y) a new certificate or certificates for the Warrants of such Investor (or holder) which have not yet been exercised but which are evidenced in part by the certificate(s) submitted to the Company in connection with such exercise (with the number of and denomination of such new certificate(s) designated by such Investor or holder).

     Section 3.2 REPLACEMENT CERTIFICATES. The certificate(s) representing the Notes, the Underlying Shares or the Warrants held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal amount of Notes or an equal number of Warrants, as the case may be, as

                                   Ex. 10.1-7
reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

     Section 3.3 NOTICES. The Company agrees to provide all holders of Notes and all holders of Warrants with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to the holders of Underlying Shares in the Company, contemporaneously with the delivery of such notices or information to such existing members.

     Section 3.4 RESERVATION OF UNDERLYING SHARES ISSUABLE UPON EXERCISE. The Company shall at all times reserve and keep available, solely for the purpose of affecting the exercise of the Warrants, such number of Underlying Shares as shall from time to time be sufficient to effect the exercise of all outstanding Warrants.

     Section 3.5 NO IMPAIRMENT. The Company will not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under this Agreement, the Notes and the Warrants, but will at all times in good faith assist in the carrying out of all the provisions of such agreements and instruments.

                                   ARTICLE IV

                                   CONDITIONS

     Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE NOTES, INVESTOR WARRANTS AND ESI WARRANTS. The obligation hereunder of the Company to issue and sell the Notes and Investor Warrants to the Investors and pay the Cash Payment and issue the ESI Warrants to ESI is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) ACCURACY OF THE INVESTORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such other date).

          (b) PERFORMANCE BY THE INVESTORS. Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   Ex. 10.1-8

          (d) APPROVALS. The Company shall have obtained the requisite consents/approvals with respect to the transactions contemplated by this Agreement in accordance with the Company's organizational documents, including, without limitation, receipt of approval of the Company's board of directors.

     Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE INVESTORS TO PURCHASE THE NOTES AND THE WARRANTS. The obligation hereunder of each Investor to acquire and pay for the Notes and Warrants is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

          (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date which shall be true and correct in all material respects as of such other date), and except that all representations and warranties that by their terms are qualified by reference to "materiality" or to a "Material Adverse Effect" shall be, or have been, true and correct in all respects.

          (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) OFFICER'S CERTIFICATE. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary or an Assistant Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all closing conditions, incumbency of signing officers, charter, Bylaws, good standing and authorizing resolutions of the Company.

                                    ARTICLE V

                                LEGEND AND STOCK

     Each certificate representing the Notes, the Warrants and the Underlying Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST

                                   Ex. 10.1-9

HAVING  OBTAINED THE WRITTEN  OPINION OF COUNSEL  REASONABLY  ACCEPTABLE  TO THE
ISSUER THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

     Section 6.2 OTHER TERMINATION. This Agreement may be terminated by the Company or by any of the Investors at any time if the Closing Date shall not have occurred by the fifth business day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section
6.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to have occurred on or prior to such date.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 STAMP TAXES; AGENT FEES. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Notes and the Warrants pursuant hereto, and the Underlying Shares issued upon exercise of the Warrants.

     Section 7.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

          (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the Arizona State courts and other courts of the United States sitting in Maricopa County, Arizona for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents

                                  Ex. 10.1-10
to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     Section 7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         to the Company:     BestNet Communications Corp.
                             5075 East Cascade Road, Suite K
                             Grand Rapids, Michigan  49546
                             Telephone: (616) 977-9933
                             Facsimile: (616) 977-9955
                             Attn: Robert A. Blanchard

         with copies to:     Squire, Sanders & Dempsey L.L.P.
                             Two Renaissance Square
                             40 North Central Avenue, Suite 2700
                             Phoenix, Arizona  85004-4498
                             Telephone: 602-528-4134
                             Facsimile: 602-253-8129
                             Attn: Gregory R. Hall, Esq.

         to the Investors:   To each Investor with a copy to its counsel
                             at the addresses set forth on SCHEDULE I of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least five (5) days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time,

                                  Ex. 10.1-11
date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above.

     Section 7.5 INDEMNITY. Each party shall indemnify, defend and hold harmless each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

     Section 7.6 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.8 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of such Investors holding a majority in principal amount of the Notes (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement, the Notes and the Warrant is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. No Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the Company's prior written consent (which consent may be withheld for any reason in their sole discretion).

     Section 7.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without regard to such State's principles of conflict of laws.

     Section  7.11  SURVIVAL.   The   representations  and  warranties  and  the
agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

                                  Ex. 10.1-12

     Section 7.12 EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

     Section 7.13 PUBLICITY. The Company agrees that it will not include in any public announcement the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 7.14 SEVERABILITY. The parties acknowledge and agree that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

     Section 7.15 LIKE TREATMENT OF HOLDERS. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to any holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

     Section 7.16 EXPENSES. Each party shall pay its own expenses incident to the preparation and performance of this Agreement and the documents provided for herein.

                                  Ex. 10.1-13

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                   BESTNET COMMUNICATIONS CORP.,
                                   a Nevada corporation

                                   By:
                                       -----------------------------------------
                                       ROBERT A. BLANCHARD
                                       President & CEO


                                   INVESTORS:


                                   By:
                                       -----------------------------------------
                                       MORGAN E. NORTH
                                       Title:


                                   By:
                                       -----------------------------------------
                                       BAVISPE LIMITED PARTNERSHIP
                                       Title:


                                   By:
                                       -----------------------------------------
                                       WILLIAM HOLDREN
                                       Title:


                                   By:
                                       -----------------------------------------
                                       ANTHONY SILVERMAN
                                       Title:


                                   By:
                                       -----------------------------------------
                                       JEFFREY SILVERMAN
                                       Title:


                                   By:
                                       -----------------------------------------
                                       RON COCCIMIGILO
                                       Title:

                                  Ex. 10.1-14

                                   SCHEDULE I

  NAME AND ADDRESS OF                  NAME AND ADDRESS                 PURCHASE         NO. OF         NO. OF
      INVESTOR (1)                    OF REPRESENTATIVE                   PRICE          SHARES        WARRANTS
      ------------                    -----------------                   -----          ------        --------
Morgan E. North               Equity Securities Investments,
400 E. 38th Street            14901 N. Scottsdale Rd., Suite 100
Tucson, AZ 85713              Scottsdale, AZ 85254                      $100,000         250,000        125,000

Bavispe Limited Partner       Equity Securities Investments,
6711 E. Camino Principal      14901 N. Scottsdale Rd., Suite 100
Tucson, AZ 85715              Scottsdale, AZ 85254                      $100,000         250,000        125,000

William Holdren               Equity Securities Investments,
7465 E. Stone Creek Ln.       14901 N. Scottsdale Rd., Suite 100
Anaheim, CA 92808             Scottsdale, AZ 85254                      $100,000         250,000        125,000

Anthony Silverman             Equity Securities Investments,
14901 N. Scottsdale Rd.       14901 N. Scottsdale Rd., Suite 100
Scottsdale, AZ 85254          Scottsdale, AZ 85254                      $400,000       1,000,000        500,000

Jeffrey Silverman             Equity Securities Investments,
2999 N. 44th St.              14901 N. Scottsdale Rd., Suite 100
Phoenix, AZ 85018             Scottsdale, AZ 85254                      $ 50,000         125,000         62,500

Ron Coccimigilo               Equity Securities Investments,
68 Sherburne Hill Rd.         14901 N. Scottsdale Rd., Suite 100
Danville, CA 94546            Scottsdale, AZ 85254                      $ 50,000         125,000         62,500

                                  Ex. 10.1-15

                             EXHIBITS AND SCHEDULES


               Exhibit A                     Form of Notes
               Exhibit B                     Form of Security Agreement
               Exhibit C                     Form of Warrant

                                  Ex. 10.1-16

                                    EXHIBIT A

                                 PROMISSORY NOTE

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND, EXCEPT AS STATED IN THE NOTE AND WARRANT PURCHASE AGREEMENT DATED APRIL 23rd, 2002, PURSUANT TO WHICH SUCH SECURITIES WERE ISSUED, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR REGULATION A NOTIFICATION UNDER THE ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

$800,000 April 23rd, 2002                                       Grand Rapids, MI

                  8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

     FOR VALUE RECEIVED, BESTNET COMMUNICATIONS CORP., a Nevada corporation (the "COMPANY"), hereby promises to pay to the order of _________________ ("HOLDER"), or Holder's registered assigns, the principal sum of Eight Hundred Thousand Dollars ($800,000) or, if less, the aggregate unpaid principal amount this Note on the Maturity Date (as defined herein); together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until payment in full.

     1. NOTE AND WARRANT PURCHASE AGREEMENT. This Note has been issued to Holder by the Company pursuant to the Note and Warrant Purchase Agreement dated of even date herewith (the "NOTE PURCHASE AGREEMENT"), between the Company and the Holder. Capitalized terms used herein but not herein defined shall have the meanings ascribed thereto in the Note Purchase Agreement, unless the context otherwise requires.

     2. INTEREST. Except as otherwise provided below, interest will accrue on the unpaid principal balance of this Note outstanding from time to time at the rate of eight percent (8%) per annum, calculated on the basis of the actual number of days elapsed and on the basis of a 360 day year. Except as provided herein or in the Note Purchase Agreement, all accrued interest on this Note shall be paid on the 15th day of each month commencing June 15th, 2002 and at maturity. If the Company shall default in the payment of the principal of or interest on this Note, the Company shall on demand from time to time pay interest (i) on the amount of such defaulted principal and, (ii) to the extent

                                  Ex. 10.1-17
permitted by law, on the amount of such defaulted interest up to the date of actual payment of such defaulted principal and interest amounts (as well as before judgment), at a rate per annum equal to seven percent (7%) in excess of the rate otherwise applicable to such obligations. In addition, if the Company shall default in the payment of interest on this Note, the Company shall be obligated to issue an additional Warrant to purchase additional shares of common stock, par value $.001 per share, of the Company ("Common Stock") for each 30-day period during which such default remains uncured. The number of shares subject to such new Warrants shall be determined on the same basis as set forth in the Note Purchase Agreement with regard to the initial issuance of the Warrants described therein, and such new Warrants shall be in identical form to the form of Warrants issued pursuant to the Note Purchase Agreement, provided, however, that the per share exercise price of such new Warrants shall be $.01. In the event the principal amount of this Note is converted into Common Stock pursuant to Section 7 hereof, this Note shall accrue no interest and none shall be payable at the time of such conversion. Warrants in the event of default will be issued at a rate of 10,000 per $100,000 of Note principle per month of default.

     3. PREPAYMENT. This Note may be prepaid at any time without penalty. Any prepayment hereunder shall be credited first upon interest accrued and the remainder, if any, upon the outstanding principal amount of this Note.

     4. PAYMENT. The date (the "MATURITY DATE") upon which this Note matures and the principal hereof and all interest accrued hereon become due shall be the earlier of November 1st, 2002 or the Company's consummation of a debt or equity financing transaction pursuant to which the Company yields gross proceeds of not less than $2,000,000 (the "COMPANY FINANCING").

     5. PAYMENTS. All payments of principal and interest due in respect of this Note shall be made without deduction, defense, set off or counterclaim, in lawful money of the United States of America, and in same day funds and delivered to the Holder by check to a location as specified by Holder from time to time, or at such other place as shall be designated by notice for such purpose in accordance with the terms of the Note Purchase Agreement.

     6. NOTE. This Note is the Note (as defined in the Note Purchase Agreement) referred to in, and is entitled to the benefits of, the Note Purchase Agreement, which Note Purchase Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     7. CONVERSION BY THE HOLDER.

          (a) RIGHT OF CONVERSION; CONVERSION PRICE. Subject to the provisions in the Note Purchase Agreement and herein, the Holder shall have the option, on or prior to the earlier of a Company Financing or the Maturity Date, to convert the principal amount of this Note together with accrued but unpaid interest (the

                                  Ex. 10.1-18

"CONVERSION AMOUNT"), into shares of Common Stock of the Company. Upon notice from the Company of its election to convert the Note (the "COMPANY NOTICE"), the Holder shall promptly surrender this Note to the Company. The number of shares of Common Stock issuable upon conversion of the Conversion Amount shall be determined by dividing the Conversion Amount by $0.40. Any resulting fractional shares otherwise issuable pursuant to such calculation shall be paid in cash to the Holder in lieu of issuing such fractional shares. The shares issued upon conversion of the Conversion Amount shall be subject to an effective registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, prior to the issuance of such shares.

          (b) ISSUANCE OF SHARES OF COMMON STOCK. Within five (5) days after the surrender, as herein provided, of this Note for conversion, the Company shall deliver or cause to be delivered to or upon the written order of the Holder of this Note, certificates representing the shares of Common Stock into which this Note may be converted in accordance with the provisions of this Section 7(b). Such conversion shall be deemed to have been made as of the close of business on the date of the Company Notice and the person or persons entitled to receive the shares of Common Stock upon conversion of this Note shall be treated for all purposes as having become the record holder or holders of such shares at such time and such conversion.

     8. EVENTS OF DEFAULT. If any event of default set forth below ("EVENT OF DEFAULT") occurs, the entire unpaid principal balance and accrued interest payable hereunder shall automatically become immediately due and payable without presentment, demand or notice of any kind, all of which are hereby expressly waived by the Company:

          (a) If default shall be made in the due and punctual payment of any principal of or premium (if any) on, the Note when and as the same shall become due and payable, whether at maturity or a date fixed for prepayment or by declaration or otherwise, which default is not cured within fifteen (15) days; or

          (b) If default shall be made in the due and punctual payment of any interest on the Note when and as such interest shall become due and payable, and such default shall have continued for a period of fifteen (15) days; or

          (c) If any representation or warranty made or deemed to be made by or on behalf of the Company in this Agreement, the Note or the Warrant or in any certificate, statement, report or other instrument delivered under or pursuant to any term hereof or thereof shall prove to have been untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing Date, or if any statement, report, certificate, financial statement or financial schedule or other writing or instrument prepared or purporting to be prepared by the Company or any officer of the Company that is hereafter furnished or delivered in connection with or under or pursuant to or contemplated by this Agreement to Buyer shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered; or

                                  Ex. 10.1-19

          (d) If the validity or enforceability of this Agreement, the Note or the Warrant shall be contested by either the Company or any security holder of the Company or any action, suit or proceeding is commenced that alleges or contends that this Agreement, the Note or the Warrant is no longer in full force or effect or is null and void or the Company denies that it has any further liability or obligation under this Agreement, the Note or the Warrant; or

          (e) If the Company shall (i) file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or file an answer consenting to, admitting the material allegations of, or otherwise not controverting, or fail timely to controvert, a petition filed against it seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or (ii) file such a petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America, or State thereof, or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with its creditors; or

          (f) If an order for relief shall be entered against the Company under Title 11 of the United States Code, as now constituted or hereafter amended, which order is not stayed; or upon the entry of an order, judgment or decree by operation of law, or by a court having jurisdiction in the premises which is not stayed, adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed a petition seeking relief against it under, the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof, or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors, or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Company or any Subsidiary or any substantial part of its property, or ordering the reorganization, winding-up or liquidation of its affairs or upon the expiration of thirty (30) days after the filing of any involuntary petition against it seeking any of the relief specified in paragraph (e) or this paragraph (f) without the petition being dismissed prior to that time; or

          (g) If the Company shall (i) make a general assignment for the benefit of its creditors, (ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, sequestrator, trustee or custodian of the Company of all or a substantial part of its property, or (iii) admit its insolvency or inability to pay its debts generally as such debts become due, or
(iv) fail generally to pay its debts as such debts become due, or (v) take any action (or if such action is taken by its directors or stockholders) looking to the dissolution or liquidation of the Company; or

                                  Ex. 10.1-20

     9. ENFORCEMENT. If any one or more Events of Default shall have occurred, the Holder may proceed to protect and enforce the rights of the Holder by suit in equity or action at law or the employment of any other available right or remedy, as the Holder shall deem most effective to protect and enforce any such rights. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be required under the Note Purchase Agreement) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     10. NOTE. This Note is one of the Notes (as defined in the Note Purchase Agreement) referred to in, and is entitled to the benefits of, the Note Purchase Agreement. This Note is secured by all of the Company's assets, which security interest is evidenced by the Security Agreement, and is entitled to the benefits of such Security Agreement.

     11. WAIVERS AND AMENDMENTS. The Note Purchase Agreement and this Note may be amended only with the written consent of the Holder.

     12. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the internal laws (but not the law of choice of laws) of the State of Arizona.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

                                      BESTNET COMMUNICATIONS CORP.


                                      By:
                                          --------------------------------------
                                          ROBERT A. BLANCHARD
                                          President & CEO

                                  Ex. 10.1-21

                                    EXHIBIT B

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and executed as of the 23rd day of April, 2002, by and between BestNet Communications Corp., a Nevada corporation with its principal corporate offices located at 5075 East Cascade Road, Suite K, Grand Rapids, Michigan 49546 (hereinafter called "DEBTOR"), and the undersigned investor in the Company's Notes (such investors being hereinafter collectively called "SECURED PARTY"). Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in that certain Note and Warrant Purchase Agreement, dated as of April 23rd, 2002 (the "NOTE PURCHASE AGREEMENT").

                                   WITNESSETH:

     In order to secure the due and timely payment of all of the Secured Indebtedness (as hereinafter defined), including the due and timely performance by Debtor of all of the covenants, agreements and undertakings of Debtor made herein, Debtor hereby grants to Secured Party a continuous and continuing security interest in and to all of the following:

          1. All inventory now owned or hereafter acquired, including all goods held for sale or lease in the Debtor's business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in the Debtor's business (whether or not the inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

          2. All network and computer related equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items described on the collateral schedule (if any) attached hereto and by this reference made a part hereof, together with all parts, accessories, attachments, additions thereto or replacements therefore;

          3. All negotiable and nonnegotiable documents of title;

          4. All monies, securities, instruments, documents and chattel paper now held by or hereafter delivered to Secured Party, together with all property rights and security interests evidenced thereby, all increases thereof (including, without limitation, stock dividends), all profits therefrom and all transformations thereof, including but not limited to such items described on the collateral schedule (if any) attached hereto and by this reference made a part hereof;

          5. All tax refund claims, all policies or certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and

                                  Ex. 10.1-22
     all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

          6. All ledger cards, invoices, delivery receipts, worksheets, statements, correspondence, in any form, written or otherwise, including any computer hardware and operating systems necessary to utilize, create, and maintain any of the Collateral;

          7. All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

          8. All attachments, accessions, tools, parts, supplies, increases and additions to and replacements, extensions, renewals, modifications of and substitutions for any of the Collateral;

          9. All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, lease exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money;

(All  of  the  foregoing   being   referred  to  herein   collectively   as  the
"Collateral.")

                                    ARTICLE I

                              SECURED INDEBTEDNESS

     1.1 This Security Agreement is made to provide collateral and security for the payment and performance by Debtor of all of the following:

     (a) All inventory now owned or hereafter acquired, including all goods held for sale or lease in the Debtor's business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in the Debtor's business (whether or not the inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

     (b) All network and computer related equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items described on the collateral schedule (if any) attached hereto and by this reference made a part hereof, together with all parts, accessories, attachments, additions thereto or replacements therefore;

                                  Ex. 10.1-23

     (c) All negotiable and nonnegotiable documents of title;

     (d) All monies, securities, instruments, documents and chattel paper now held by or hereafter delivered to Secured Party, together with all security interests evidenced thereby, all increases thereof (including, without limitation, stock dividends), all profits therefrom and all transformations thereof, including but not limited to such items described on the collateral schedule (if any) attached hereto and by this reference made a part hereof;

     (e) All tax refund claims, all policies or certificates of insurance covering any of the Collateral, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies or certificates;

     (f) All ledger cards, invoices, delivery receipts, worksheets, statements, correspondence, computer hardware or software necessary to operate utilize, create, maintain and process related to any of the Collateral;

     (g) All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

     (h) All attachments, accessions, tools, parts, supplies, increases and additions to and replacements, extensions, renewals, modifications of and substitutions for any of the Collateral; and

     (i) All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, lease exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money;

(All of the foregoing is referred to herein as the "SECURED INDEBTEDNESS".)

                                   ARTICLE II

                                 REPRESENTATIONS

     Debtor represents to Secured Party as follows:

     2.1 Debtor is duly organized and validly existing under the laws of the State of Nevada.

     2.2 The execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized and are not in contravention of law applicable to Debtor or the powers of Debtor's charter,

                                  Ex. 10.1-24
bylaws  or  other  incorporation   papers  or  of  any  indenture  agreement  or
undertaking to which Debtor is a party or by which it is bound.

     2.3 Debtor is the owner of the Collateral and has good right and authority to grant a security interest in the Collateral.

     2.4 There are no presently outstanding liens, security interests or encumbrances in or on the Collateral or the proceeds, nor any financing statements covering the Collateral or the proceeds thereof, except for the security interest granted in this Security Agreement and the financing statements executed pursuant hereto.

     2.5 The address of Debtor's place of business is correctly set forth at the beginning of this Security Agreement.

                                   ARTICLE III

                                    COVENANTS

     So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor, for itself, its successors and assigns, covenants and agrees with Secured Party, its successors and assigns, as follows:

     3.1 Debtor shall make prompt payment, as the same becomes due, of all the Secured Indebtedness in accordance with the terms and provisions of the agreements evidencing such Indebtedness.

     3.2 Debtor shall maintain its corporate existence and pay all necessary corporate franchise and license taxes, fees and charges.

     3.3 Debtor shall pay all reasonable expenses and reimburse Secured Party for any reasonable expenditures, including reasonable attorneys' fees and legal expenses, in connection with Secured Party's exercise of any of its rights and remedies under Article IV or Secured Party's protection of the Collateral and its security interest therein.

     3.4 Debtor shall at all times keep accurate and complete records of the Collateral and its proceeds.

     3.5 Debtor agrees to execute such documents and perform all acts and things which Secured Party may deem necessary to perfect and continue to perfect the security interest created by this Security Agreement, to protect the Collateral and to enforce the security interest, including the execution and filing of financing statements, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

                                  Ex. 10.1-25

     3.6 Notwithstanding the security interest in proceeds granted herein, Debtor shall not sell, lend, rent, lease or otherwise dispose of the equipment forming a part of the Collateral, except for dispositions made in the ordinary course of business consistent with past practice, or any interest therein, and Debtor shall keep such Collateral free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of Secured Party and will warrant and defend the Collateral against the claims and demands of all other persons, except the holders of the security interests described herein.

     3.7 Debtor shall pay before delinquency all taxes and assessments upon the Collateral or for its use or operation.

     3.8 Debtor shall insure the Collateral constituting Goods (as defined in Article 9 of the Arizona Uniform Commercial Code) against such casualties and in such amounts as is reasonable for the industry in which Debtor operates.

     3.9 The Collateral constituting Goods will be properly maintained in good condition and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use.

     3.10 If Debtor shall default in paying when due any tax, assessment or charge levied upon the Collateral or any part thereof or if Debtor fails to maintain the Collateral as above provided, Secured Party may at its option and without waiver of any right hereunder, pay such tax, assessment or charge, or take whatever action is necessary to maintain the Collateral and in each such case the amount paid in respect thereof shall be payable to Secured Party forthwith with interest at 12% per annum until paid and shall become part of the indebtedness secured by this Security Agreement.

     3.11 The equipment forming a part of the Collateral will be used in the business of Debtor and shall remain in Debtor's possession or control at all times.

     3.12 Debtor shall provided notice to Secured Party within ten days after changing the address of its principal place of business.

     3.13 If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed to Secured Party's order, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

                                  Ex. 10.1-26

                                   ARTICLE IV

                             ASSIGNMENT OF PAYMENTS;
                         CERTAIN POWERS OF SECURED PARTY

     Upon the occurrence of an Event of Default (as defined herein), Debtor hereby authorizes and directs each issuer and each account debtor and each other person or entity obligated to make payment in respect of any of the intangible property constituting Collateral (each issuer and each such account debtor and other person or entity being herein called a "COLLATERAL OBLIGOR") to pay over to Secured Party (on behalf of all of the holders of the Notes), its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Secured Indebtedness and without any notice to or further consent of Debtor. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns upon the occurrence of a default hereunder, and at any time thereafter:

          (a) to notify Collateral Obligors of the security interest in the respective Collateral created hereunder and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d) and (e);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Security Agreement or otherwise);

          (c) to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement;

                                  Ex. 10.1-27

          (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors.

     Secured Party hereby agrees that any action taken by a Secured Party hereunder shall be taken on behalf of all Holders of the Notes and any amounts collected shall be paid over to each Holder in accordance with the terms of the Note and the Note Purchase Agreement. Unless and until a default hereunder shall have occurred, Debtor shall be entitled, except as herein provided and subject to the terms of any other loan document, receive and retain all distributions on the Collateral or any part thereof.

     The powers conferred on Secured Party pursuant to this Article IV are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred.

                                    ARTICLE V

                          REMEDIES IN EVENT OF DEFAULT

     5.1 The term "DEFAULT" as used in this Security Agreement shall mean the occurrence of any event of default as defined in the Note or the occurrence of any of the following events:

          (a) The failure of Debtor to make due and punctual payment of the Secured Indebtedness secured hereby, principal or interest, or any part thereof, as the same shall become due and payable, whether at the scheduled due date, maturity or when accelerated pursuant to any power to accelerate held by Secured Party.

          (b) The failure of Debtor punctually and properly to observe, keep or perform any covenant, agreement or condition relating to the Secured Indebtedness or herein required to be observed, kept or performed, if such failure continues for thirty (30) days after written notice and demand by Secured Party for the performance of such covenant, agreement or condition.

          (c) Any material representation made in this Security Agreement or the Note Purchase Agreement shall prove to be untrue.

          (d) Debtor declares itself insolvent or is determined to be insolvent by a court of competent jurisdiction, or makes an assignment for the benefit of creditors.

                                  Ex. 10.1-28

          (e) A receiver is appointed for all or substantially all of the properties of Debtor or of the Collateral or any part thereof.

          (f) Debtor is adjudicated a bankrupt or requests, either by way of petition or answer, that Debtor be adjudicated a bankrupt or that Debtor be allowed or granted any composition, rearrangement, extension, reorganization or other relief under any bankruptcy law or under any other law for the relief of debtors now or hereafter existing.

          (g) The dissolution or other termination of Debtor.

     5.2 Upon the occurrence of a default, Secured Party shall have the option, with or without notice, of declaring all the Secured Indebtedness in its entirety to be immediately due and payable.

     5.3 Upon the occurrence of a default, Secured Party may exercise its right of enforcement under the Uniform Commercial Code in force in the State of Arizona at the date of this Security Agreement. In conjunction with, addition to or substitution for those rights and remedies:

          (a) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (b) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (c) Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default; and

          (d) Written notice mailed to Debtor at its address set forth at the beginning of this Security Agreement ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice.

     5.4 Also upon the occurrence of a default, Secured Party may at any time, whether before or after any revocation of such power and authority or the maturity of any of the Secured Indebtedness, (i) notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make

                                  Ex. 10.1-29
payment to Secured Party of any amounts due or to become due thereunder and enforce collection of any such Accounts, notes receivable, contracts or General Intangibles by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations thereunder or evidenced thereby; (ii) Debtor will, at its own expense, notify any parties obligated on any of the Accounts, notes receivable, contracts or General Intangibles to make payment to the Secured Party of any amounts due or to become due thereunder; and
(iii) Secured Party is authorized to endorse, in the name of Debtor, any item howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral. In each instance in which Secured Party may elect hereunder to effect direct collection of any one or more Accounts, notes receivable, contracts or General Intangibles, Secured Party is also entitled to take possession of all books and records of Debtor relating to the Debtor's Accounts, notes receivable, contracts or General Intangibles and Debtor will not in any manner take or suffer any action to be taken to hinder, delay or interfere with the Secured Party's attempts to effect collection.

     5.5 In addition to the above, Secured Party shall have and may exercise all other rights conferred by law or under this Security Agreement and may resort to any remedy existing at law or in equity for the collection of the Secured Indebtedness and for the enforcement of the covenants and agreements contained herein and the resort to any remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     5.6 The rights granted hereunder are cumulative of any and all other security now or hereafter held by Secured Party or other holder for payment of the Secured Indebtedness and Secured Party may resort to any security now or hereafter existing for the payment of such indebtedness in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 When all of the Secured Indebtedness has been paid in full and all obligations and liabilities of Debtor hereunder shall have been performed and discharged, then and in that case only the security interests evidenced hereby or provided for herein shall terminate and shall be released at the expense of Debtor and the Collateral then held as such by Secured Party shall become free and clear of such security interests. In such event Secured Party shall execute such instruments, including, but not limited to, Termination Statements (or written authorization to file such Termination Statements), necessary to give effect to this Section 6.1.

     6.2 No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. Neither notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

                                  Ex. 10.1-30

     6.3 Secured Party may enter upon Debtor's premises at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist Secured Party in whatever way necessary to make any such inspection.

     6.4 Secured Party may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly.

     6.5 Secured Party may, by any employee or employees Secured Party may designate, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments, for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement.

     6.6 Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Security Agreement.

     6.7 All notices and communications provided for herein shall be delivered or mailed, registered or certified, postage prepaid, addressed to the parties hereto at their addresses set forth at the beginning of this Security Agreement, or such other address as any party hereto shall hereafter designate by written notice to the other party.

     6.8 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the validity or enforceability of any other provision.

     6.9 Unless the context clearly indicates otherwise, "Debtor" and "Secured Party" as used in this Security Agreement include the respective successors and assigns of those parties.

     6.10 The law governing this Security Agreement shall be that of the State of Arizona in force at the date of this Security Agreement.

                                  Ex. 10.1-31

     IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first above written.

                                         BESTNET COMMUNICATIONS CORP.,
                                         a Nevada corporation

                                         By:
                                             -----------------------------------


ROBERT A. BLANCHARD                      PRESIDENT & CEO

                                         INVESTORS


                                         By:
                                             -----------------------------------

MORGAN E. NORTH
                                         Title:
                                                --------------------------------


                                         By:
                                             -----------------------------------
BAVISPE LIMITED PARNERSHIP
                                         Title:
                                                --------------------------------


                                         By:
                                             -----------------------------------
WILLIAM HOLDREN
                                         Title:
                                                --------------------------------


                                         By:
                                             -----------------------------------
ANTHONY SILVERMAN
                                         Title:
                                                --------------------------------


                                         By:
                                             -----------------------------------
JEFFREY SILVERMAN
                                         Title:
                                                --------------------------------


                                         By:
                                             -----------------------------------
RON COCCIMIGILO
                                         Title:
                                                --------------------------------

                                  Ex. 10.1-32

                                    EXHIBIT C

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                          BESTNET COMMUNICATIONS CORP.

                        WARRANT TO PURCHASE COMMON STOCK

                            NUMBER OF SHARES: _______

DATE OF ISSUANCE: APRIL 23, 2002

     BestNet Communications Corp., a Nevada corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, __________________, the registered holder hereof or his permitted assigns (a "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Anthony Silverman fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES"), at the purchase price per share provided in Section 2(a) below.

     1. DEFINITIONS.

     (a) WARRANT ISSUANCE. This Warrant ("WARRANT") is being issued to the holder by the Company pursuant to the Note and Warrant Purchase Agreement dated of even date herewith, between the Company and holder.

     (b) DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings:

          (i) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of Arizona are authorized or required by law to remain closed.

                                  Ex. 10.1-33

          (ii) "Common Stock" means (i) the Company's common stock, par value $.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

          (iii) "Expiration Date" means the date five (5) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of Arizona or the State of Arizona or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

          (iv) "Issuance Date" means the date of issuance of this Warrant.

          (v) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (vi) "Principal Market" means the Over-The-Counter Bulletin Board operated by the NASD.

          (vii) "Securities Act" means the Securities Act of 1933, as amended.

          (viii) "Warrant" means this Warrant and all warrants issued in exchange, transfer or replacement thereof.

          (ix) "Warrant Exercise Price" shall mean $.50 per share.

          (x) OTHER DEFINITIONAL PROVISIONS. Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time. When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified. Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     2. EXERCISE OF WARRANT.

     (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Time on the Expiration Date by (i) delivery of a written notice, in the form of the

                                  Ex. 10.1-34
subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised in cash, certified or bank funds or wire transfer of immediately available funds and (iii) the surrender of this Warrant (or a Lost Warrant Affidavit in substantially the form annexed hereto as EXHIBIT C with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company; provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this
Section 2(a), the Company shall on the second Business Day following the date of receipt of the Exercise Notice, and this Warrant (or a Lost Warrant Affidavit in substantially the form annexed hereto as EXHIBIT C with respect to this Warrant in the case of its loss, theft or destruction) (the "EXERCISE DELIVERY DOCUMENTS"), credit such aggregate number of shares of Common Stock to which the holder (or its designee) shall be entitled to the holder's (or its designee's) balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, then the Company shall, on or before the second Business Day following receipt of the Exercise Delivery Documents issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder (or its designee), for the number of shares of Common Stock to which the holder (or its designee) shall be entitled. Upon delivery of the Exercise Notice referred to above, the holder of this Warrant (or its designee) shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder (or its designee) the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or the arithmetic calculation of the Warrant Shares within one day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price to an independent, reputable investment banking firm of nationally recognized standing, mutually acceptable to both the Company and the holder or (ii) the disputed arithmetic calculation of the Warrant Shares to an independent, outside accountant, mutually acceptable to both the Company and the holder. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

                                  Ex. 10.1-35

     (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than two (2) Business Days after delivery of the Exercise Delivery Documents and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

     (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up to the nearest whole number..

     3. (a) ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK AND PROPERTY; RECLASSIFICATIONS. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

               (1) other or additional stock or other securities or property (other than cash) by way of dividend,

               (2) any cash or other property paid or payable out of any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

               (3) other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement,

(other than (x) shares of Common Stock or any other stock or securities into which such Common Stock shall have been exchanged, or (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities), then and in each such case a holder, upon the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such holder would hold on the date of such exercise if on the Issuance Date such holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause (2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 3(a) and 3(b).

                                  Ex. 10.1-36

     (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION AND MERGER. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) or reclassification of its securities after the Issuance Date, or the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey or exchange all or substantially all its assets to another corporation or entity, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization, reclassification, consolidation, merger, conveyance or exchange, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Sections 3(a), (b), (c) and (d); in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     (c) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) entitled to receive, a dividend or other distribution payable in additional shares of (x) Common Stock or any other stock or securities into which such Common Stock shall have been exchanged, or (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities, then and in each such event

          (1) the Warrant Exercise Price then in effect shall be decreased as of the time of the issuance of such additional shares or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Exercise Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Warrant Exercise Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividends or distributions; and

          (2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Warrant Exercise Price.

                                  Ex. 10.1-37

     (d) STOCK SPLIT AND REVERSE STOCK SPLIT. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Warrant Exercise Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3(d) shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

     4. COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

          (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

          (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

          (d) The Company shall secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed within the time required by such exchange or quotation system's rules and regulations and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system within the time required by such exchange or quotation system's rules and regulations, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be

                                  Ex. 10.1-38
observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and any such successive mergers, consolidations or acquisitions.

     5. TAXES. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of warrant shares upon exercise of this warrant; provided, however, that the company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of common stock or other securities or property in a name other than that of the registered holders of this warrant to be converted and such holder shall pay such amount, if any, to cover any applicable transfer or similar tax.

     6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder of this warrant, solely by virtue of such holding, shall be entitled to vote or receive dividends or be deemed the holder of shares of the company for any purpose, nor shall anything contained in this warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the company or any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this warrant of the warrant shares which he or she is then entitled to receive upon the due exercise of this warrant. In addition, nothing contained in this warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this warrant or otherwise) or as a stockholder of the company, whether such liabilities are asserted by the company or by creditors of the company. Notwithstanding this section 6, the company will provide the holder of this warrant with copies of the same notices and other information given to the stockholders of the company generally, contemporaneously with the giving thereof to the stockholders.

                                  Ex. 10.1-39

     7. REPRESENTATIONS OF HOLDER. The holder of this warrant, by the acceptance hereof, represents that it is acquiring this warrant and the warrant shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this warrant or the warrant shares, except pursuant to sales registered or exempted under the securities act; provided, however, that by making the representations herein, the holder does not agree to hold this warrant or any of the warrant shares for any minimum or other specific term and reserves the right to dispose of this warrant and the warrant shares at any time in accordance with or pursuant to a registration statement or an exemption under the securities act. The holder of this warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in rule 501(a)(1) of regulation d promulgated by the securities and exchange commission under the securities act (an "accredited investor").

     8. OWNERSHIP AND TRANSFER.

          (a) The Company shall maintain at its principal executive offices (or such other office or agency of the company as it may designate by notice to the holder hereof), a register for this warrant, in which the company shall record the name and address of the person in whose name this warrant has been issued, as well as the name and address of each transferee. The company may treat the person in whose name any warrant is registered on the register as the owner and holder thereof for all purposes, but in all events recognizing any transfers made in accordance with the terms of this warrant.

          (b) this warrant and the rights granted hereunder shall not be assignable by the holder hereof without the consent of the company.

     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an executed Lost Warrant Affidavit in substantially the form annexed hereto as EXHIBIT C (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     10. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                  Ex. 10.1-40

          If to the Company:

          BestNet Communications Corp.
          5075 Cascade Road, SE
          Suite K
          Grand Rapids, Michigan 49546
          Telephone: (616) 977-9933
          Facsimile: (616) 977-9955
          Attention: Robert Blanchard, President and Chief Executive Officer

          With copy to:

          Squire, Sanders & Dempsey L.L.P.
          Two Renaissance Square
          Suite 2700
          40 North Central Avenue
          Phoenix, Arizona 85004
          Telephone: (602) 528-4000
          Facsimile: (602) 253-8129
          Attention: Gregory R. Hall, Esq.

If to a holder of this Warrant, to it at the address and facsimile number set forth in writing by the holder and delivered from time to time, or at such other address and facsimile as shall be delivered to the Company by the holder at any time. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     11. DATE. The date of this Warrant is April 23, 2002. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     12. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Warrant provided that no such action may increase the Warrant Exercise Price of the Warrants, decrease the number of shares or class of stock obtainable upon

                                  Ex. 10.1-41
exercise of any Warrants, or otherwise materially adversely effect the rights of the holder of this Warrant without the written consent of such holder.

     13. DESCRIPTIVE HEADINGS; GOVERNING LAW; JURISDICTION. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona, or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Arizona. Each of the parties hereto irrevocably consents and submits to the nonexclusive jurisdiction of the Supreme Court of the State of Arizona and the United States District Court for the District of Arizona in connection with any proceeding arising out of or relating to this Warrant, waives any objection to venue in the County of Maricopa, State of Arizona, or such District, and agrees that service of any summons, complaint, notice of other process relating to such proceeding may be effected in the manner provided by Section 10 hereof.


                                      BESTNET COMMUNICATIONS CORP.


                                      By:
                                          --------------------------------------
                                          ROBERT A.BLANCHARD
                                          President & CEO

                                  Ex. 10.1-42

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT
                          BESTNET COMMUNICATIONS CORP.

     The undersigned holder hereby exercises the right to purchase ________ of the shares of Common Stock ("Warrant Shares") of BestNet Communications Corp., a Nevada corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of ________ to the Company in accordance with the terms of the Warrant.

     2. Delivery of Warrant Shares. The Company shall deliver to the holder _______ Warrant Shares in accordance with the terms of the Warrant.

Dated:
       -------------------, --------


------------------------------------
Name of Registered Holder

By:
    --------------------------------
    Name:
    Title:

                                  Ex. 10.1-43

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to Anthony Silverman, Federal Identification No. ______________________, a warrant to purchase _______ shares of the capital stock of BestNet Communications Corp., a Nevada corporation, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:
       --------------, -------


                                          By:
                                              ----------------------------------

                                          Its:
                                               ---------------------------------

                                  Ex. 10.1-44

                              EXHIBIT C TO WARRANT

                            FORM OF AFFIDAVIT OF LOSS

STATE OF                   )
                           ) ss:
COUNTY OF                  )

     The undersigned (hereinafter "Deponent"), being duly sworn, deposes and says that:

          1. Deponent is an adult whose mailing address is:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          2. Deponent is the recipient of a Warrant (the "Warrant") from BestNet Communications Corp. (the "Company"), dated April 23, 2002 for the purchase of 500,000 shares of Common Stock, par value $.001 per share, of the Company, at an exercise price of $0.50 per share.

          3. The Warrant has been lost, stolen, destroyed or misplaced, under the following circumstances:

          4. The Warrant was not endorsed.

          5. Deponent has made a diligent search for the Warrant, and has been unable to find or recover same, and Deponent was the unconditional owner of the Warrant at the time of loss, and is entitled to the full and exclusive possession thereof; that neither the Warrant nor the rights of Deponent therein have, in whole or in part, been assigned, transferred, hypothecated, pledged or otherwise disposed of, in any manner whatsoever, and that no person, firm or corporation other than the Deponent has any right, title, claim, equity or interest in, to, or respecting the Warrant.

          6. Deponent makes this Affidavit for the purpose of requesting and inducing the Company and its agents to issue a new warrant in substitution for the Warrant.

          7. If the Warrant should ever come into the hands, custody or power of the Deponent or the Deponent's representatives, agents or assigns, the Deponent will immediately and without consideration surrender the Warrant to the Company, its representatives, agents or assigns, its transfer agents or subscription agents for cancellation.

          8. The Deponent hereby indemnifies and holds harmless the Company from any claim or demand for payment or reimbursement of any party arising in connection with the subject matter of this Affidavit.

                                  Ex. 10.1-45

Signed, sealed and dated:
                          -----------------------------------------






                                           -------------------------------------
                                           Deponent




Sworn to and subscribed before me this
____ day of _____________, _________





-------------------------------------
Notary Public

                                  Ex. 10.1-46